CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Supplemental Agreement No. 21 to
Purchase Agreement No. 3866 between
The Boeing Company and
Alaska Airlines, Inc.

Relating to Boeing Models 737-8, 737-9, and 737-10 Aircraft

THIS    SUPPLEMENTAL    AGREEMENT    NO.    21    (Supplemental
Agreement No. 21), entered into as of October 25, 2022, is by and between THE    BOEING    COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer)
(Boeing and Customer collectively, Parties). All capitalized terms used but not defined herein shall have the same meaning as in the Purchase Agreement.

WHEREAS, the Parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (as amended and supplemented, Purchase Agreement) relating to, among other things, Boeing model 737-8 aircraft (737-8 Aircraft), Boeing model 737-9 aircraft (737-9 Aircraft) and Boeing model 737-10 aircraft (737-10 Aircraft), (collectively Aircraft);

WHEREAS, Customer has elected and Boeing has agreed to exercise fifty- two (52) Group 2 Option Aircraft in a revised delivery stream (Exercised Option Aircraft);

WHEREAS, Customer and Boeing agree to add fifty-five (55) Group 2 Option Aircraft (Incremental Option Aircraft) to the Purchase Agreement; and

WHEREAS, Customer and Boeing agree to administratively update certain Tables to reflect previously agreed terms.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree to amend the Purchase Agreement as follows:
P.A. 3866
ASA    SA-21-1

Supplemental Agreement No. 21 to Purchase Agreement No. 3866

1.Table of Contents, Tables and Supplemental Exhibit.

1.1The “Table of Contents” in the Purchase Agreement is hereby deleted in its entirety and replaced with the revised Table of Contents, attached hereto an incorporated into the Purchase Agreement, to reflect the changes made in this Supplemental Agreement No. 21.

1.2“Table 1-B-2 to Purchase Agreement No. PA-03866” in the Purchase Agreement is hereby deleted in its entirety and administratively replaced with the revised “Table 1-B-2 to Purchase Agreement No. PA-03866,” attached hereto and incorporated into the Purchase Agreement.

1.3“Table 1-B-3 to Purchase Agreement No. PA-03866” in the Purchase Agreement is hereby deleted in its entirety and administratively replaced with the revised “Table 1-B-3 to Purchase Agreement No. PA-03866,” attached hereto and incorporated into the Purchase Agreement.

1.4“Table 1-D-1 to Purchase Agreement No. PA-03866” in the Purchase Agreement is hereby deleted in its entirety and replaced with the revised “Table 1-D-1 to Purchase Agreement No. PA-03866,” attached hereto and incorporated into the Purchase Agreement.

1.5“Table 1-D-2 to Purchase Agreement No. PA-03866” in the Purchase Agreement is hereby deleted in its entirety and administratively replaced with the revised “Table 1-D-2 to Purchase Agreement No. PA-03866,” attached hereto and incorporated into the Purchase Agreement.

1.6“Table 1-E to Purchase Agreement No. PA-03866” attached hereto is added and incorporated into the Purchase Agreement to document the Exercised Option Aircraft.

1.7Supplemental Exhibit BFE1 in the Purchase Agreement, entitled “Buyer Furnished Equipment Variables,” is hereby deleted in its entirety and replaced with the revised Supplemental Exhibit BFE1, attached hereto and incorporated into the Purchase Agreement.

2.Letter Agreements.

2.1Letter Agreement ASA-PA-3866-LA-09439R5, entitled “Special Matters” is hereby deleted and replaced in its entirety with a revised Letter Agreement ASA-PA- 3866-LA-09439R6, attached hereto, to reflect changes made in this Supplemental Agreement 21.

2.2Letter Agreement ASA-PA-3866-LA-09440R9, entitled “Option Aircraft,” is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA- 3866-LA-09440R10, attached hereto, to reflect changes made in this Supplemental Agreement 21.
2.3Letter Agreement ASA-PA-3866-LA-09441R2, entitled “Aircraft Model Substitution,” is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09441R3, attached hereto, to reflect changes made in this Supplemental Agreement 21.
P.A. 3866
ASA    SA-21-2

Supplemental Agreement No. 21 to Purchase Agreement No. 3866

2.4Letter Agreement No. ASA-PA-3866-LA-09451R2, entitled “Escalation Program” is hereby deleted in its entirety and replaced with Letter Agreement No. ASA PA-3866-LA-09451R3, attached hereto [***].
2.5Letter Agreement No. ASA-PA-3866-LA-09452R3, entitled "Advance Payment Matters," is hereby deleted in its entirety and replaced with Letter Agreement No. ASA-PA-3866-LA-09452R4, attached hereto [***].
3.Miscellaneous.
3.1[***].
3.2[***].
EXECUTED IN DUPLICATE as of the day and year first written above and below. THE BOEING COMPANY
By
Its    Attorney-In-Fact
ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By

Its	SVP Fleet, Finance and Alliances & Treasurer

P.A. 3866
ASA    SA-21-2